SECURITIES AND EXCHANGE COMMISSION

                      WASHINGTON, DC 20549



                            FORM 8-K

                         CURRENT REPORT
             PURSUANT TO SECTION 13 OR 15(d) OF THE
                 SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)  July 11, 1996
                                                 -----------------
                        Aztar Corporation
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       (Exact Name of Registrant as Specified in Charter)


   Delaware                     1-5440             86-0636534
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(State or Other Jurisdiction  (Commission       (IRS Employer
    of Incorporation)         File Number)     Identification No.)


2390 East Camelback Road, Suite 400, Phoenix, Arizona   85016
- ------------------------------------------------------------------
(Address of Principal Executive Offices)                (Zip Code)


Registrant's telephone number, including area code  (602)381-4100
                                                   ---------------

Item 5. Other Events
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On July 11, 1996, Aztar Corporation (the "Company") issued a news release reporting that the Company recorded increased revenues and operating income for the second quarter of 1996 compared with the second quarter of 1995, and breakeven net results, compared with net income of $525,000, or one cent per share, fully diluted, in the year-earlier quarter. A copy of the news release is attached as Exhibit 99 to this Report and is incorporated herein by this reference.

Item 7. Financial Statements and Exhibits
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Exhibit
Number    Description
- -------   -----------

 99. News release issued by the Registrant on July 11, 1996, reporting the Company's financial results for the second quarter and six months ended June 27, 1996.




























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

               AZTAR CORPORATION AND SUBSIDIARIES

                           SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                        AZTAR CORPORATION
                                   -----------------------------
                                          (Registrant)




Date   July 11, 1996               By  MERIDITH P. SIPEK
     ---------------------            --------------------------
                                       Meridith P. Sipek
                                       Controller

               AZTAR CORPORATION AND SUBSIDIARIES


Exhibit Index
- -------------

99. News release issued by the Registrant on July 11, 1996, reporting the Company's financial results for the second quarter and six months ended June 27, 1996.









































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